                                                                      EXHIBIT 10

                                                                  Execution Copy

                           SECOND AMENDMENT AND WAIVER

            THIS SECOND AMENDMENT AND WAIVER (this "Amendment") dated as of July 19, 2005 (the "Amendment Effective Date"), is by and among Willbros Group, Inc., a Republic of Panama corporation (herein referred to as the "Company"); the financial institutions parties hereto which are Banks under the Credit Agreement (as defined below); and Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the Banks (in such capacity, the "Agent"), and amends the Amended and Restated Credit Agreement dated as of March 12, 2004, as previously amended and modified by the First Amendment and Waiver dated as of August 6, 2004, the Consent and Wavier Agreement dated as of April 8, 2005, and the Consent and Wavier Agreement dated as of June 13, 2005 (as previously amended and modified, the "Credit Agreement"), among the Company, the Designated Subsidiaries from time to time (WGI and such Designated Subsidiaries collectively, the "Obligors" and individually, an "Obligor"); the several financial institutions from time to time parties thereto as Banks, Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as a Bank, as Issuing Bank (as defined herein), as Agent, and as Lead Arranger and Book Runner; and CIBC, Inc., as Syndication Agent

                             PRELIMINARY STATEMENTS

            WHEREAS, as of the date hereof, certain Events of Default (collectively, the "Existing Defaults") have occurred and are continuing under the Credit Agreement, including the Company's (i) failure to timely deliver audited annual financial statements for the year ended December 31, 2004 and accompanying certificates as required under Sections 8.1(a) and 8.2(a) of the Credit Agreement, respectively (such financial statements and accompanying certificates referred to herein as the "Year-End Financials"), (ii) failure to timely deliver unaudited quarterly financial statement for the fiscal quarter ending March 31, 2005 and accompanying certificates as required under Section 8.1(c) and 8.2(b) of the Credit Agreement (the "March Quarterly Financials"), and (iii) failure to timely deliver Borrowing Base Certificates for the month of December, 2004, and the months of January, February, March, April, and May, 2005, in accordance with the terms of Section 4.2 of the Credit Agreement;

            WHEREAS, as of the date hereof, the Company believes that it (A) will fail to timely deliver (i) its unaudited quarterly financial statement for the fiscal quarter ending June 30, 2005 and accompanying certificates as required under Section 8.1(c) and 8.2(b) of the Credit Agreement (the "June Quarterly Financials"), and (ii) the Borrowing Base Certificates for the months of June, July and August, 2005, in accordance with the terms of Section 4.2 of the Credit Agreement; and (B) probably failed to comply with its covenants set forth in Section 9.11(b) (Financial Indebtedness to Adjusted EBITDA ratio) and/or Section 9.13 (Fixed Charge Coverage Ratio), in each case as of the fiscal quarters ending December 31, 2004, March 31, 2005 and June 30, 2005 (any such failure to timely deliver the June Quarterly Financials and such Borrowing Base Certificates, and to comply with such financial covenants, hereinafter collectively called the "Probable Defaults");

            WHEREAS, the Company has requested the Banks to waive the Existing Defaults and the Probable Defaults, to reduce the Total Commitment to $100,000,000, and to amend certain provisions of the Credit Agreement in order to restore compliance with its obligations under such provisions following the Existing Defaults and the Probable Defaults; and

            WHEREAS, the Banks have agreed to such amendments and waivers in respect subject to the terms and conditions set forth in this Amendment;

                                    AGREEMENT

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

      Section 1. Waivers.

      (a) The Banks hereby agree to waive, subject to the conditions described below, from the Agreement Effective Date (as hereinafter defined) until September 30, 2005 (the "Waiver Period"), the Existing Defaults and the Probable Defaults.

      (b) The Banks agree that the waiver set forth in paragraph (a) above shall automatically become permanent, effective as of the last day of the Waiver Period, if prior to such day the Company shall have delivered to the Agent each of the the following, substantively in the form required under the terms of the Credit Agreement, and the Agent shall have confirmed such delivery to the Borrower and the Banks:

            (i) the Year-End Financials, the March Quarterly Financials, and the June Quarterly Financial, and

            (ii) a completed and certified Borrowing Base Certificate for the calendar month ending not more than 45 days prior to the date of delivery of such Borrowing Base Certificate (presumably this will be either the finalized Borrowing Base Certificate for June, July or August, 2005).

      (b) The express waivers set forth in this Section 1 are the only waivers provided by the Agent and the Banks pursuant to this Agreement, and all other rights and remedies of the Agent and the Banks under the Credit Agreement remain unchanged.

      Section 2. Amendment of Credit Agreement. As of the Amendment Effective Date, the Total Commitment is reduced to $100,000,000 (and each Bank's Commitment is ratably reduced in accordance with such Bank's Percentage Share of the total reduction), and the Credit Agreement is amended as follows:

      (a) Section 1.1. The following defined terms are hereby amended and restated in their entirety as set forth below:

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

            "Adjusted EBITDA" means, as of any date of determination for the Company and its consolidated Subsidiaries, an amount equal to (a) the sum of earnings before interest, taxes, depreciation and amortization, calculated in accordance with GAAP as of the end of the preceding fiscal quarter of the Company for the trailing four fiscal quarters of the Company, minus (b) non-cash charges, including without limitation contract reversals or receivables write downs, but excluding non-cash charges for depreciation and amortization. For the avoidance of doubt, Adjusted EBITDA will not be reduced by any non-cash compensation.

            "Fixed Charge Coverage Ratio" means, for any period, the ratio of
      (i) the Company's consolidated earnings before interest and taxes, calculated in accordance with GAAP as of the end of the preceding fiscal quarter of the Company for the trailing four fiscal quarters of the Company, to (ii) fixed charges (where fixed charges include Consolidated Interest Expense, scheduled principal repayments and cash dividends paid in the trailing four quarters of the Company).

            "Senior Secured Financial Indebtedness" means Financial Indebtedness incurred in connection with this Agreement and any other Financial Indebtedness of any Obligor permitted under this Agreement that is secured by Permitted Liens.

      (b) New Section 4.8. Section 4.8 is amended by deleting the word [RESERVED] and adding the following new covenant to maintain a minimum aggregate cash balance:

            4.8 Maintenance of Minimum Cash Balance. The Company shall at all times ensure that the Obligors collectively maintain a minimum aggregate cash balance in Acceptable Bank Accounts of not less than $15,000,000, and shall promptly notify the Agent if at any time the aggregate cash balance in Acceptable Bank Accounts is less than $20,000,000.

      (c) Section 9.11 (b). Section 9.11(b) is deleted in its entirety and the word "RESERVED" is added in lieu thereof.

      (d) Section 9.12. Section 9.12 is amended by deleting the reference to "$180.00 million" in clause (a) and substituting "$170.00 million" therefore.

      (e) Annex A. Annex A to the Credit Agreement is replaced in its entirety with Annex A attached hereto to reflect the revised Commitments of the Banks after giving effect to the reduction of the Total Commitment to $100,000,000 and any previously effective Assignment and Assumption.

      Section 3. Interim Additional Agreements. Notwithstanding anything to the contrary in the Credit Agreement, the Company agrees that at all times prior to the Agent's confirmation to the Borrower and the Banks that all Existing Defaults and Probable Defaults have been permanently waived by the Banks, whether as contemplated in Section 1(a) above or otherwise, the following agreements shall apply as if fully incorporated into the terms of the Credit
Agreement:

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

      (a) The Borrower shall not be entitled to borrow Loans under Section 2.1 of the Credit Agreement.

      (b) The Borrower shall provide to the Agent uncertified draft forms (in each case on or before the time it would have been required to deliver final forms thereof in accordance with the terms of the Credit Agreement) of (i) its unaudited quarterly financial statement for the fiscal quarter ending June 30, 2005 and accompanying certificates as required under Section 8.1(c) and 8.2(b) of the Credit Agreement (the "Draft June Quarterly Financials") and (ii) the Borrowing Base Certificates for the months of June, July and August, 2005.

      (c) The Borrower shall provide to the Agent the following additional reports: (i) a cash report on the first and the fifteenth day of each calendar month (or if any such day is not a Business Day, on the next succeeding Business Day thereafter), in form and substance satisfactory to the Agent, and (ii) simultaneously with the delivery of each Borrowing Base Certificate, a contract status and back-log report in form and substance satisfactory to the Agent, which will list each existing contract or order (a "Contract") between an Obligor and a Customer, the total value of such Contract, the percentage of work completed under such Contract, the amount billed by the Obligors under such Contract, the aggregate amount received from the Customer, the aggregate amount due and owing under such Contract, and any remaining backlog, among other information.

      Section 4. Conditions to Effectiveness. This Amendment shall become effective as of the Amendment Effective Date when the Agent has confirmed (and has so notified the Company and the Banks) that it has received:

            (a) counterparts hereof duly executed by the Obligors and the Required Banks;

            (b) a Certificate of the Company, signed on behalf of the Company by its President or Chief Financial Officer, dated as of the date hereof, certifying that, after giving effect hereto, the following statements shall be true:

                  (i) the representations and warranties of each Obligor
            contained in the Credit Documents are correct in all material respects on and as of such date (other than those representations and warranties that (A) expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date, or
            (B) relate to the matters described as Existing Defaults or Probable Defaults), as though made on and as of such date; and

                  (ii) no event has occurred and is continuing, or is
            anticipated to occur prior to the end of the Waiver Period, which constitutes (or would constitute when it occurs) a Default, an Event of Default or both unless waived by this Amendment; and

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

           (c) payment to the Agent for the account of each Bank which executes this Amendment prior to the Amendment Effective Date, a fee of 0.25% of such Bank's Commitment as set forth on Annex A hereto.

      Section 5. Amendment and Ratification. Upon the effectiveness hereof as provided in the foregoing Section 4, this Amendment shall be deemed to be an amendment and waiver to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as modified hereby.

      Section 6. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      Section 7. Descriptive Headings, Etc. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      Section 9. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so under applicable law, any and all right to trial by jury in any action or proceeding arising out of or relating to any Loan Document or the transactions contemplated hereby or thereby.

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

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

                                   OBLIGORS:

                                   WILLBROS GROUP, INC.

                                   By: /s/ Warren L. Williams
                                      ------------------------------------------
                                   Name:  Warren L. Williams
                                   Title: Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                   WILLBROS U.S.A., INC.

                                   By: /s/ Warren L. Williams
                                      ------------------------------------------
                                   Name:  Warren L. Williams
                                   Title: Senior Vice President, Chief Financial
                                          Officer and Treasurer

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

                                 WILLBROS INTERNATIONAL, INC.,
                                 WILLBROS WEST AFRICA, INC.,
                                 WILLBROS MIDDLE EAST, INC.
                                 WILLBROS MARINE ASSETS, INC.
                                 INTERNATIONAL PIPELINE EQUIPMENT, INC.,
                                 WILLBROS CONSTRUCTORS, INC.,
                                 WILLBROS OPERATING SERVICES, INC.
                                 WILLBROS RPI, INC.,
                                 WILLBROS MSI CANADA, INC. and
                                 WILLBROS PROCESS ELECTRIC AND CONTROL, INC.

                                 By: /s/ Pamela L. Reiland
                                    ------------------------------------------
                                 Name:  Pamela L. Reiland
                                 Title: Treasurer

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

                              WILLBROS (NIGERIA) LIMITED and
                              WILLBROS (OFFSHORE) NIGERIA LIMITED

                              By: /s/ Pamela L. Reiland
                                 ------------------------------------
                              Name:  Pamela L. Reiland
                              Title: Authorized Representative

                              CONSTRUCTORA CAMSA, C.A. and
                              ESCA EQUIPMENT SERVICE C.A.

                              By: /s/ Pamela L. Reiland
                                 ------------------------------------
                              Name:  Pamela L. Reiland
                              Title: Attorney-in-Fact

                              WILLBROS ENERGY SERVICES COMPANY,
                              WILLBROS ENGINEERS SLC, INC. (f/k/a Willbros
                              Process Engineering Design, Inc.) and
                              WILLBROS MT. WEST, INC.

                              By: /s/ Pamela L. Reiland
                                 ------------------------------------
                              Name:  Pamela L. Reiland
                              Title: Vice President and Treasurer

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

                              WILLBROS TRANSANDINA S.A.

                              By: /s/ Pamela L. Reiland
                                  ----------------------
                              Name:  Pamela L. Reiland
                              Title: Alternate Director


                              WILLBROS ENGINEERS, INC.

                              By: /s/ Pamela L. Reiland
                                  ----------------------
                              Name: Pamela L. Reiland
                              Title: Assistant Treasurer

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                                        9

                              AGENT:

                              CALYON NEW YORK BRANCH (formerly known as
                              Credit Lyonnais New York Branch)

                              By:    /s/ Olivier Audemard
                                  --------------------------
                              Name:  Olivier Audemard
                              Title: Managing Director

                              By:    /s/ Attila Coach
                                  --------------------------
                              Name:  Attila Coach
                              Title: Managing Director


                              ISSUING BANK:

                              CALYON NEW YORK BRANCH (formerly known as
                              Credit Lyonnais New York Branch)

                              By:    /s/ Olivier Audemard
                                  --------------------------
                              Name:  Olivier Audemard
                              Title: Managing Director

                              By:    /s/ Attila Coach
                                  --------------------------
                              Name:  Attila Coach
                              Title: Managing Director


                              LEAD ARRANGER AND
                              BOOK RUNNER:

                              CALYON NEW YORK BRANCH (formerly known as
                              Credit Lyonnais New York Branch)

                              By:    /s/ Olivier Audemard
                                  --------------------------
                              Name:  Olivier Audemard
                              Title: Managing Director

                              By:    /s/ Attila Coach
                                  --------------------------
                              Name:  Attila Coach
                              Title: Managing Director

                              SYNDICATION AGENT:

                              CIBC INC.

                              By:__________________________________
                              Name:
                              Title:

                              BANKS:

                              CALYON NEW YORK BRANCH (formerly known as
                              Credit Lyonnais New York Branch)

                              By: /s/ Olivier Audemard
                                  ----------------------------------------------
                              Name:  Olivier Audemard
                              Title: Managing Director

                              By: /s/ Attila Coach
                                  ----------------------------------------------
                              Name:  Attila Coach
                              Title: Managing Director

                              ABU DHABI INTERNATIONAL BANK INC.

                              By: ______________________________________________
                              Name:
                              Title:

                              ARAB BANKING CORPORATION (B.S.C.)

                              By: /s/ Robert J. Ivosevich
                                  ----------------------------------------------
                              Name:  Robert J. Ivosevich
                              Title: General Manager

                              By: /s/ Barbara C. Sanderson
                                  ----------------------------------------------
                              Name:  Barbara C. Sanderson
                              Title: VP Head of Credit

                              THE BANK OF NOVA SCOTIA

                              By: /s/ N. Bell
                                  ----------------------------------------------
                              Name:  N. Bell
                              Title: Senior Manager

                              BANK OF TEXAS, N.A.

                              By: /s/ Valerie B. Gibbs
                                  ----------------------------------------------
                              Name:  Valerie B. Gibbs
                              Title: Executive Vice President

                              CIBC INC.

                              By: ______________________________________________
                              Name:
                              Title:

                              COMMERCEBANK, N.A.

                              By: ______________________________________________
                              Name:
                              Title:

                              By: ______________________________________________
                              Name:
                              Title:

                              COMPASS BANK

                              By: /s/ Eric E. Ensmann
                                 -----------------------------------------------
                              Name:  Eric E. Ensmann
                              Title: Senior Vice President

                              JPMORGAN CHASE BANK

                              By: /s/ Joel J. Landis
                                 -----------------------------------------------
                              Name:  Joel J. Landis
                              Title: Vice President

                              NATEXIS BANQUES POPULAIRES

                              By: /s/ Daniel Payer
                                 -----------------------------------------------
                              Name:  Daniel Payer
                              Title: Vice President and Account Officer

                              By: /s/ Renaud d'Herbes
                                 -----------------------------------------------
                              Name:  Renaud d'Herbes
                              Title: Senior Vice President and
                                     Regional Manager

                              RZB FINANCE, LLC

                              By: /s/ Eric Salat
                                 -----------------------------------------------
                              Name:  Eric Salat
                              Title: Group Vice President

                              By: /s/ Hermine Kirolos
                                 -----------------------------------------------
                              Name:  Hermine Kirolos
                              Title: Group Vice President

                              AMEGY BANK NATIONAL ASSOCIATION
                              (formerly known as Southwest Bank of Texas, NA)

                              By: /s/ C. Ross Bartley
                                 -----------------------------------------------
                              Name:  C. Ross Bartley
                              Title: Vice President

                                    ANNEX A
                                  COMMITMENTS


Omitted. Registrant agrees to furnish supplementally a copy of this Annex to the Securities and Exchange Commission upon its request.

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